Exhibit 99.1

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FORM OF CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$______________	Note 11-__ _________________, 2011

FOR VALUE RECEIVED, ProUroCare Medical Inc., a Nevada corporation (the “Company”), hereby promises to pay to _______________ (“Holder”), the principal sum of _____________________ THOUSAND DOLLARS ($_____________), together with interest as provided for herein, in lawful currency of the United States of America.

SECTION 1
Terms

Section 1.1   Maturity.  Subject to the earlier conversion of this Convertible Subordinated Promissory Note (the “Note”), the entire outstanding principal amount of this Note, together with the interest accrued on this Note from the date of this Note through the date of payment, shall be payable to the Holder in cash on September 20, 2013 (the “Maturity Date”).

Section 1.2   Interest.  Interest shall accrue on the unpaid principal at a rate of 10.00% per annum on a 365/360 basis;  that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days outstanding.  Accrued interest will be paid on the Maturity Date unless the Note is prepaid pursuant to Section 1.4.

Section 1.3   Optional Conversion.  At anytime or from time to time, at the option of the Holder, all or any portion of the outstanding principal amount of this Note (the “Converted Balance”), together with interest accrued thereon to the date of conversion, may be converted into that number of shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), as is obtained by dividing the Converted Balance by $1.30 (the “Conversion Price”).

Section 1.4   Optional Prepayment.  Subject to the Holder’s right to have some or all of the principal on this Note converted into Common Stock in accordance with Section 1.3 hereof, the Company will, at its option on any date subsequent to (a) the date that the closing price of the Company’s Common Stock exceeds four dollars ($4.00) per share for ten (10) consecutive trading days or (b) the date that a strategic partner commits to purchase all of the Notes, have the right to prepay the Notes upon thirty (30) days prior written notice to the Holder during which time the holder may exercise their conversion rights under the terms of the Note.  Any such prepayment shall be applied first to the payment of accrued interest and then to repayment of principal.  Upon any partial prepayment of the unpaid principal amount of this Note, the Holder shall make notation on this Note of the portion of the principal so prepaid.

Section 1.5   Security Interest. The term “Secured Debt” refers to the principal amount of this Note and any unpaid interest accrued thereon.  To secure the payment and performance of the Secured Debt, the Company hereby grants to the Holder a security interest in its right, title and interest in and to the Property (as defined below), whether now existing or hereafter acquired, wherever the Property is or will be located, and all Proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property).  “Property” is defined in Section 1.6, and includes all obligations that support the payment or performance of the Property.  “Proceeds” includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

The Company represents that it owns or has rights in all of the Property.  The Company has granted a security interest in the Property to secure loans from Crown Bank, and the Holder’s security interest in the Property is subordinate to the security interest of Crown Bank, its successors or assigns or any replacement senior secured lender (the “Senior Secured Lender”), or as otherwise disclosed in writing to the Holder prior to any advance on the Secured Debt.  The Company has also granted a security interest in the Property to the guarantor of $200,025 of subordinated loans from Central Bank and an individual lender with respect to a $300,000 loan to the Company.  The Holder’s claim to the Property is equal in standing to the claim of the guarantor of the Central Bank loan, the individual lender and other secured creditors who have a security interest in the Property similar to that of the Holder.

Section 1.6 Property Description.  The Property is described as follows:

(a)
Inventory.  All inventory which the Company holds for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in the Company’s business.

(b)
Accounts and Other Rights to Payment.  All rights the Company has now or in the future to payments including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned, whether or not the Company has earned such payment by performance.  This includes any rights and interests (including all liens and security interests) which the Company may have by law or agreement against any Account Debtor or obligor of the Company.

(c)
General Intangibles.  All general intangibles including, but not limited to, tax refunds, applications for patents, patents, licenses, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use the Company’s name.

(d)
Equipment.  All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, and parts and tools.  All equipment described in a list or schedule which the Company gives to the Holder will also be included in the Property, but such a list is not necessary for a valid security interest in the Company’s equipment.

Section 1.7   No Fractional Shares or Scrips.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note.  In lieu of issuing such fractional shares, the Company shall round up the number of shares to be issued to the nearest whole share.

Section 1.8   No Impairment.  Without limiting or altering the provisions or obligations of the Company under this Note, the Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it pursuant to this Note and shall at all times in good faith assist in the observance or performance of any of the terms to be observed or performed by it pursuant to this Note.

Section 1.9   Release of Obligations.  Upon conversion or prepayment of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

Section 1.10 Adjustment.

(a)
Adjustments for Dividends and Distributions.  In the event the Company at any time or from time to time after the date hereof shall make, issue, or fix a record date for the determination of holders of capital stock entitled to receive a dividend or other distribution (including a stock split or subdivision) payable in securities of the Company, then and in such event provisions shall be made so that the Holder shall receive, upon conversion of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that the Holder would have received had this Note been converted into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by the Holder as aforesaid during such period, giving application to all adjustments called for during such period under this Note with respect to the rights of the Holder under the Note.

(b)
Adjustment for Reclassifications, Exchanges, or Substitutions.  If the Common Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere), then and in each such event the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(c)
Reorganization; Mergers; Consolidations; Sales of Assets.  If at any time or from time to time there shall be a capital reorganization of the Common Stock issuable upon conversion of this Note (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other entity, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note shall be applicable after the event as nearly equivalent as may be practicable.

(d)
Adjustment for Stock Splits and Combinations.  If the Company at any time or from time to time effects a subdivision of the outstanding capital stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time combines the outstanding shares of capital stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

SECTION 2
Restrictions of Transfer

Section 2.1 No Transfer.  No transfer of this Note may be completed unless and until (i) the Company has received an opinion of counsel for the Company that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a registration statement relating to this Note has been filed by the Company and declared effective by the Commission.  Subject to the foregoing, this Note and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Note properly endorsed to any person or entity who represents in writing that he/she/it is acquiring the Note for investment and without any view to the sale or other distribution thereof.  Each Holder of this Note, by taking or holding the same, consents and agrees that the bearer of this Note, when endorsed, may be treated by the Company and all other persons dealing with this Note as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Note or perform the obligations required hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

Section 2.2   Legend.  Each certificate for Common Stock issued upon the conversion of this Note shall bear a legend as follows unless, in the opinion of counsel to the Company, such legend is not required in order to ensure compliance with the Securities Act:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND IN RELIANCE UPON THE HOLDER’S REPRESENTATION THAT SUCH SECURITIES WERE BEING ACQUIRED FOR INVESTMENT AND NOT FOR RESALE.  NO TRANSFER OF THE SECURITIES MAY BE MADE ON THE BOOKS OF THE COMPANY UNLESS (i) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (ii) UNLESS THE HOLDER SHALL HAVE PROVIDED THE COMPANY WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED."

SECTION 3
Events of Default

Section 3.1   Events of Default.   The entire outstanding principal amount of this Note, together with all interest accrued thereon (such principal and accrued interest, the “Outstanding Balance”) shall become due and payable without any action on the part of the Holder thereof upon the happening of any of the following events (each, an “Event of Default”):

(a)
the Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, custodianship, protection, or relief of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, custodian trustee, or other similar official for it or for any substantial part of its property; or

(b)
the Company shall default in the due performance or observance of any expressed or implied covenant, agreement or provision of this Note and such default shall have continued uncured for a period of sixty (60) days after written notice thereof to the Company from the Holder.

Section 3.2   Suits for Enforcement.  In case any one or more Events of Default shall have occurred and be continuing, unless such Events of Default shall have been waived in the manner provided in Section 4.6, the Holder may proceed to protect and enforce his rights under this Section 3 by suit in equity or action at law.  It is agreed that in the event the Holder prevails in such action, the Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

SECTION 4
Miscellaneous

Section 4.1   No rights as Shareholder.  This Note shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

Section 4.2   Lost, Stolen or Mutilated Notes.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and in case of any such loss, theft or destruction, upon delivery of any customary indemnity agreement reasonably satisfactory to the Company, or in any case of any such mutilation, upon surrender and cancellation of this Note, the Company at its expense will issue and deliver a new Note of like tenor in an amount equal to the amount of such lost, stolen or mutilated Note and any such lost, stolen or destroyed Note shall thereupon become void.

Section 4.3   Benefit of Note.  This Note shall be binding upon, and shall inure to the benefit of and be enforceable by, the Holder and his successors and assigns.  All of the covenants and the agreements contained in this Note by or on behalf of the Company are binding on the Company’s successors and assigns, whether by consolidation, merger, transfer or license of all or substantially all of the property of the Company.

Section 4.4   Costs of Collection.  The Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, following an Event of Default, the Company shall pay all of the Holder’s costs of collecting or attempting to collect any amount due hereunder, including but not limited to, all reasonable attorneys’ fees and legal expenses.

Section 4.5   Notices.  All notices required under this Note shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail.  Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing).  Notices to the Holder shall be sent to the address of the Holder as set forth in the books and records of the Company on the date hereof (or at such other place as the Holder shall notify the Company hereof in writing).

Section 4.6   Amendment; Waiver.  Any term of this Note may be amended, changed or modified, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder

Section 4.7   Governing Law and Construction.  This Note shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the principles of conflicts of law.  Whenever possible, each provision of this Note and any other statement, instrument or transaction contemplated hereby and valid under such applicable law, but, if any provision of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto.

IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.

PROUROCARE MEDICAL INC. By:___________________________________ Name: Richard C. Carlson Title: Chief Executive Officer